EXHIBIT 2.1

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT, dated as of the 20th day of October, 2007 (the “Agreement”), by and among SRKP 11, Inc., a Delaware corporation (the “Company”); Hong Kong Highpower Technology Company Ltd., a Hong Kong corporation (“Highpower”); and all of the shareholders of Highpower, each of whom has executed a counterpart signature page to this Agreement (each, a “Shareholder” and collectively, the “Shareholders”). The Company, Highpower and the Shareholders are collectively referred to herein as the “Parties”.

WITNESSETH:

WHEREAS, the Shareholders own all of the issued and outstanding shares of the capital of Highpower (the “Highpower Shares”) which in turn is the parent of Shenzhen Highpower Technology Company Limited, a company organized under the laws of the People’s Republic of China (the “Subsidiary”).

WHEREAS, the Company desires to acquire from Shareholders, and Shareholders desire to sell to the Company, the Highpower Shares in exchange for the issuance by the Company of an aggregate of 14,798,328 shares (the “Company Shares”) of the Company’s common stock, $0.001 par value (“Common Stock”) to the Shareholders and/or their designees on the terms and conditions set forth herein (the “Exchange”).

WHEREAS, after giving effect to the Exchange, the Share Cancellation, and Equity Financing as described herein, there will be approximately 20,478,090 shares of Company Common Stock issued and outstanding.

WHEREAS, the Parties intend, by executing this Agreement, to implement a tax-deferred exchange of property governed by Section 351 of the United States Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration, of the promises and of the mutual representations, warranties and agreements set forth herein, the Parties hereto agree as follows:

ARTICLE I
THE EXCHANGE

1.1  The Exchange. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined):

(a)  the Company shall issue and deliver to the Shareholders and/or their designees the number of authorized but unissued shares of Company Common Stock set forth opposite their and/or their designee’s names set forth on Schedule I hereto or pursuant to separate instructions to be delivered prior to Closing, and

(b)  the Shareholders agree to deliver to the Company duly endorsed certificates representing the Highpower Shares.

1.2  Time and Place of Closing. The closing of the transactions contemplated hereby (the “Closing”) shall take place at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP, or at such place and time as mutually agreed upon by the Parties hereto. The date upon which the Closing occurs is defined as the “Closing Date.”

1.3  Effective Time. The Exchange shall become effective (the “Effective Time”) at such time as all of the conditions to set forth in Article VII hereof have been satisfied or waived by the Parties hereto.

1.4  Tax Consequences. It is intended by the Parties hereto that for United States income tax purposes, the contribution and transfer of the Highpower Shares by the Shareholders to the Company in exchange for Company Shares constitutes a tax-deferred exchange within the meaning of Section 351 of the Code.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Highpower and the Shareholders that now and/or as of the Closing:

2.1  Due Organization and Qualification; Due Authorization.

(a)  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. The Company is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Company.

(b)  The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

(c)  The Company has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought, equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

2.2  No Conflicts or Defaults. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Certificate of Incorporation or By-laws of the Company or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company is bound, or any judgment, order or decree, or any law, rule or regulation to which the Company is subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest (“Liens”) upon any of the assets of the Company, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company is a party or by which the Company’s assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

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2.3  Capitalization. The authorized capital stock of the Company immediately prior to giving effect to the transactions contemplated hereby consists of 110,000,000 shares of which 100,000,000 have been designated as Company Common Stock and 10,000,000 shares have been designed as preferred stock, $.0001 par value (“Preferred Stock”). As of the date hereof, there are 5,400,000, shares of Company Common Stock issued and outstanding and no shares of Preferred Stock outstanding. All of the outstanding shares of Company Common Stock are, and the Company Shares when issued in accordance with the terms hereof, will be, duly authorized, validly issued, fully paid and nonassessable, and have not been or, with respect to the Company Shares will not be issued in violation of any preemptive right of stockholders. There is no outstanding voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for Company Common Stock. The Company has not granted registration rights to any person.

2.4  Financial Statements. The Company has provided Highpower and the Shareholders copies of the (i) balance sheet of the Company at December 31, 2006, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the period from May 24, 2005 (inception) to December 31, 2006, including the notes thereto, as audited by A.J. Robbins, PC, independent registered public accounting firm and (ii) balance sheet of the Company at June 30, 2007, and the related statements of operations, and cash flows for the six month period then ended (the “Financial Statements”). The Financial Statements, together with the notes thereto, have been prepared in accordance with U.S. generally accepted accounting principles applied on a basis consistent throughout all periods presented. The Financial Statements present fairly the financial position of the Company as of the dates and for the periods indicated. The books of account and other financial records of the Company have been maintained in accordance with good business practices.

2.5  No Assets or Liabilities. As of the Closing, the Company shall have no more than $30,000 in liabilities. Except for the foregoing or as set forth on the Financial Statements, the Company does not have any (a) assets of any kind or (b) liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise.

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2.6  Taxes. The Company has filed all United States federal, state, county and local returns and reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value-added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, “Taxes”), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefore have been established.

2.7  Indebtedness; Contracts; No Defaults. The Company has no material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Company is a party.

2.8  Real Property. The Company does not own or lease any real property.

2.9  Compliance with Law. The Company is in compliance with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against the Company that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that the Company has reason to believe are likely to give rise to any material liability or other obligations of the Company under any environmental laws.

2.10  Permits and Licenses. The Company has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business.

2.11  Litigation. There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened, against or affecting the business of the Company, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the twelve month period preceding the date hereof. There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Company. The Company has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

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2.12  Insurance. The Company does not currently maintain any form of insurance.

2.13  Patents; Trademarks and Intellectual Property Rights. The Company does not own or possess any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, Internet web site(s) or proprietary rights of any nature.

2.14  Securities Law Compliance. The Company has complied with all of the applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Securities Act of 1933, as amended (the “Securities Act”), and has complied with all applicable blue sky laws.

2.15  Conflict of Interest. The Company acknowledges that it is aware and understands the facts and circumstances of the Conflicts of Interest, as defined in Section 3.7, that may, individually and in the aggregate, create a Conflict of Interest. The Company hereby waives each and all of the Conflicts of Interest, in addition to any other conflicts of interest that may arise may exist or arise by virtue of the Conflicts of Interest and acknowledges that it has carefully read this Agreement, that it is consistent with the terms previously negotiated by the parties, and understands that it is free at any time to obtain independent counsel for further guidance.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF HIGHPOWER

Highpower represents and warrants to the Company that now and/or as of the Closing:

3.1  Due Organization and Qualification; Subsidiary, Due Authorization.

(a)  Highpower is a corporation duly incorporated, validly existing and in good standing under the laws of Hong Kong, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. Highpower is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of Highpower.

(b)  Highpower does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity, other than the Subsidiary. The Subsidiary is wholly owned by Highpower, free and clear of all liens. There is no contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling Highpower to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for securities of Highpower or the Subsidiary.

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(c)  Highpower has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. Highpower has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of Highpower, enforceable against Highpower in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

3.2  No Conflicts or Defaults. The execution and delivery of this Agreement by Highpower and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the governing documents of Highpower or the Subsidiary, or (b) with or without the giving of notice or the passage of time, (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which Highpower or the Subsidiary is a party or by which Highpower or the Subsidiary or any of their respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which their assets are subject, (ii) result in the creation of, or give any party the right to create, any lien upon any of the assets of Highpower or the Subsidiary, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform any material agreement, arrangement or commitment to which Highpower is a party or by which Highpower or any of its assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which Highpower is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

3.3  Capitalization. The authorized capital stock of Highpower immediately prior to giving effect to the transactions contemplated hereby consists of 500,000 ordinary shares, of which, as of the date hereof, there were 500,000 shares issued and outstanding. Except as set forth herein, all of the outstanding shares of Highpower are duly authorized, validly issued, fully paid and nonassessable, and have not been or, with respect to Highpower Shares, will not be transferred in violation of any rights of third parties. The Highpower Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling Highpower to issue, sell, redeem or repurchase any of its securities that will survive Closing and there is no outstanding security of any kind convertible into or exchangeable for common shares. Other than the loan agreements dated February 2, 2007 between Pan Dangyu and each of the Shareholders listed on Schedule II attached hereto (except Ma Wenwei, Li Wenliang, Li Kai Man, Wang Lihua, Li Xiangbing and Advance Pride International Limited) whereby such Shareholders have (i) agreed to transfer their respective Highpower Shares to Pan Dangyu for repayment of any unpaid loan owing to Pan Dangyu when due, (ii) agreed not to dispose of their respective Highpower Shares before the loan is repaid in full, (iii) granted Pan Dangyu a pre-emptive right to purchase their respective Highpower Shares, (iv) authorized Pan Dangyu to receive dividends on their respective Highpower Shares for repayment of the loan, and (v) authorized Pan Dangyu to exercise the voting rights in respect of their respective Highpower Shares until the loan is repaid in full (the Loan Agreements”), all of the Highpower Shares are owned of record and beneficially by the Shareholders and free and clear of any liens, claims, encumbrances, or restrictions of any kind.

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3.4  Taxes. Highpower has filed all returns and reports which were required to be filed on or prior to the date hereof, and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of Highpower and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by Highpower such judgments were reasonable under the circumstances) and complete in all material respects. No extension for the filing of any such return or report is currently in effect. No tax return or tax return liability of Highpower has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. Highpower has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of Highpower have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of Highpower and in the Highpower Financial Statements.

3.5  Compliance with Law. Except as specified in Item 3.5 of the Disclosure Schedule, Highpower and the Subsidiary are conducting their respective businesses in material compliance with all applicable law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers material to its business. Except as specified in Item 3.5 of the Disclosure Schedule, neither Highpower nor the Subsidiary has received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

3.6  Litigation.

(a)  There is no claim, dispute, action, suit, proceeding or investigation pending or threatened, against or affecting Highpower or the Subsidiary or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof, as specified in Item 3.6 of the Disclosure Schedule;

(b)  there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting Highpower or the Subsidiary; and

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(c)  neither Highpower nor the Subsidiary has received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

3.7  Conflict of Interest. Highpower and the Subsidiary each acknowledge that it is aware and understands the following facts and circumstances that may, individually and in the aggregate, create a conflict of interest: (i) WestPark Capital, Inc., an NASD member (“WestPark”), is the placement agent for the Equity Financing and WestPark will be paid a commission of the gross proceeds from the Equity Financing for its services; (ii) Richard Rappaport, who is the founder, Chief Executive, and President and indirectly holds a 100% interest in WestPark, is also the President, a Director and a controlling stockholder of the Company beneficially holding approximately 36% of the Company’s Common Stock (prior to the Share Exchange); (iii) Anthony C. Pintsopoulos, who is the President and Chief Financial Officer of WestPark, is also the Secretary, Chief Financial Officer, and a Director and a controlling stockholder of the Company beneficially holding approximately 15% of the Company’s Common Stock (prior to the Share Exchange); (iv) Debbie Schwartzberg is a noteholder of the parent company of WestPark, which entitles her to a 1.5% interest in the net profits of the parent company of WestPark, and is also a controlling stockholder of the Company beneficially holding approximately 36% of the Company’s outstanding Common Stock (prior to the Share Exchange); (v) Kevin DePrimio, who is the Vice President of Corporate Finance of WestPark, is a controlling stockholder of the Company beneficially holding approximately 2% of the Company’s Common Stock (prior to the Share Exchange); and (vi) Jason Stern, who is an employee of WestPark, is a controlling stockholder of the Company beneficially holding approximately 1% of the Company’s outstanding Common Stock (prior to the Share Exchange); ((i) through (vi) in this Section are herein referred to as, the “Conflicts of Interest”). Highpower hereby waives each and all of the Conflicts of Interest, in addition to any other conflicts of interest that may arise, may exist or arise by virtue of the Conflicts of Interest and acknowledges that it has carefully read this Agreement, that it is consistent with the terms previously negotiated by the parties, and understands that it is free at any time to obtain independent counsel for further guidance.

ARTICLE IV
REPRESENTATION AND WARRANTIES OF THE SHAREHOLDERS

The Shareholders hereby represent and warrant to the Company that now and/or as of the Closing:

4.1  Title to Shares. Each of the Shareholders is the legal and, except for the Loan Agreements, beneficial owner of the Highpower Shares to be transferred to the Company by such Shareholders as set forth opposite each Shareholder’s name in Schedule II hereto, and upon consummation of the exchange contemplated herein, the Company will acquire from each of the Shareholders good and marketable title to the Highpower Shares, free and clear of all liens excepting only such restrictions hereunder upon future transfers by the Company, if any, as may be imposed by applicable law. The information set forth on Schedule II with respect to each Shareholder is accurate and complete.

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4.2  Due Authorization. Each of the Shareholders has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. This Agreement constitutes the valid and binding obligation of each of the Shareholders, enforceable against such Shareholders in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

4.3  Purchase for Investment.

(a)  Each Shareholder is acquiring the Company Shares for investment for such Shareholder’s own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and each Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the same. Each Shareholder further represents that, except for the Loan Agreements which subsequent to the Closing apply to the Company Shares acquired by the Shareholders, he, she or it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Company Shares.

(b)  Each Shareholder understands that the Company Shares are not registered under the Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Act pursuant to Section 4(2) thereof, and that the Company’s reliance on such exemption is predicated on the each Shareholder’s representations set forth herein.

4.4  Investment Experience. Each Shareholder acknowledges that he, she or it can bear the economic risk of his, her or its investment, and has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of the investment in the Company Shares.

4.5  Information. Each Shareholder has carefully reviewed such information as such he, she or it deemed necessary to evaluate an investment in the Company Shares. To the full satisfaction of each Shareholder, he, she or it has been furnished all materials that he, she or it has requested relating to the Company and the issuance of the Company Shares hereunder, and each Shareholder has been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to him, her or it. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which the Shareholders have relied in making an exchange of the Highpower Shares for the Company Shares.

4.6  Restricted Securities. Each Shareholder understands that the Company Shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption there from, and that in the absence of an effective registration statement covering the Company Shares or any available exemption from registration under the Act, the Company Shares must be held indefinitely. Each Shareholder is aware that the Company Shares may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company.

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4.7  Exempt Issuance. Each of the Shareholders acknowledges that he, she or it must assure the Company that the offer and sale of the Company Shares to such Shareholder qualifies for an exemption from the registration requirements imposed by the Securities Act and from applicable securities laws of any state of the United States. Each of the Shareholders agrees that he meets the criteria established in one or more of subsections (a) or (b), below.

(a)  Accredited Investor, Section 4(2) of the Securities Act and/or Rule 506 of Regulation D. The Shareholder qualifies as an “accredited investor”, as that term is defined in Rule 501 of Regulation D, promulgated under the Securities Act.

(b)  Offshore Investor, Rule 903 of Regulation S. The Shareholder is not a U.S. Person, as defined in Rule 901 of Regulation S, promulgated under the Securities Act, and the Shareholder, severally but not jointly, represents and warrants to the Company that:

(i)  The Shareholder is not acquiring the Company Shares as a result of, and such Shareholder covenants that he, she or it will not engage in any “directed selling efforts” (as defined in Regulation S under the Securities Act) in the United States in respect of the Company Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Company Shares;

(ii)  The Shareholder is not acquiring the Company Shares for the account or benefit of, directly or indirectly, any U.S. Person;

(iii)  The Shareholder is a resident of the People’s Republic of China except Advance Pride International Limited, which is a company incorporated in the British Virgin Islands;

(iv)  the offer and the sale of the Company Shares to such Shareholder as contemplated in this Agreement complies with or is exempt from the applicable securities legislation of the People’s Republic of China;

(v)  the Shareholder is outside the United States when receiving and executing this Agreement and that the Shareholder will be outside the United States when acquiring the Company Shares,

(vi)  and the Shareholder covenants with Company that:

(1)
offers and sales of any of the Company Shares prior to the expiration of a period of one year after the date of original issuance of the Company Shares (the one year period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom and in each case only in accordance with applicable state securities laws; and

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(2)	The Shareholder will not engage in hedging transactions with respect to the Company Shares until after the expiration of the Distribution Compliance Period.

4.8  Conflict of Interest. Each Shareholder acknowledges that he, she or it is aware and understands the facts and circumstances of the Conflicts of Interest, as defined in Section 3.7 that may, individually and in the aggregate, create a conflict of interest. Each Shareholder hereby waives each and all of the Conflicts of Interest, in addition to any other conflicts of interest that may arise may exist or arise by virtue of the Conflicts of Interest and acknowledges that he, she or it has carefully read this Agreement, that it is consistent with the terms previously negotiated by the Parties, and understands that he, she or it is free at any time to obtain independent counsel for further guidance.

ARTICLE V
COVENANTS

5.1  Further Assurances. Each of the Parties shall use its reasonable commercial efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party’s benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions of this Agreement and to consummate the transactions contemplated herein.

ARTICLE VI
DELIVERIES

6.1  Items to be delivered to the Shareholders prior to or at Closing by the Company.

(a)  Certificate of Incorporation and amendments thereto, By-laws and amendments thereto, and certificate of good standing of the Company in Delaware;

(b)  all applicable schedules hereto;

(c)  all minutes and resolutions of board of director and shareholder meetings in possession of the Company;

(d)  shareholder list;

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(e)  all financial statements and all tax returns in possession of the Company;

(f)  resolution from the Company’s Board appointing the designees of the Shareholder to the Company’s Board of Directors;

(g)  resolution from the Company’s Board, and if applicable, shareholder resolutions approving this transaction and authorizing the issuances of the shares hereto;

(h)  letters of resignation from the Company’s current officers and directors to be effective upon Closing and after the appointments described in this section;

(i)  certificates representing the shares of the Company Shares issued in the denominations set forth opposite the names of the Shareholders and/or their designees on Schedule I to this Agreement; and

(j)  any other document reasonably requested by the Shareholders that he, she or it deems necessary for the consummation of this transaction.

6.2  Items to be delivered to the Company prior to or at Closing by Highpower and the Shareholders.

(a)  all applicable schedules hereto;

(b)  instructions from Highpower appointing its designees to the Company’s Board of Directors;

(c)  share certificates and duly executed instruments of transfer and bought and sold notes from the Shareholders transferring the Highpower Shares to the Company;

(d)  resolutions from the Board of Directors of Highpower, if applicable, and shareholder resolutions approving the transactions contemplated hereby

(e)  payment of all liabilities of the Company of up to $25,000 directly out of the proceeds of the Equity Financing (as defined in Section 7.1(f) herein) to the appropriate creditors of the company which shall include indebtedness owed to Company shareholders and fees owing to Company lawyers, accountants and similar parties; and

(f)  any other document reasonably requested by the Company that it deems necessary for the consummation of this transaction.

ARTICLE VII
CONDITIONS PRECEDENT

7.1  Conditions Precedent to Closing. The obligations of the Parties under this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions:

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(a)  That each of the representations and warranties of the Parties contained herein shall be true and correct at the time of the Closing Date as if such representations and warranties were made at such time except for changes permitted or contemplated by this Agreement;

(b)  That the Parties shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing;

(c)  That Highpower shall have received, and provided a copy to the Company, an opinion of the Zhong Lun Law Firm, Highpower’s counsel in the People’s Republic of China, substantially in the form attached hereto as Exhibit A;

(d)  The Company shall have cancelled 2,556,602 shares of Common Stock owned by certain of the Company’s original stockholders (the “Share Cancellation”) as set forth on Schedule III;

(e)  That the Company shall have engaged a public relations firm prior to Closing that is mutually acceptable to the Company and Highpower; and

(f)  The Company shall have concluded an equity financing of at least $2,500,000 at the time of Closing (the “Equity Financing”).

7.2  Conditions to Obligations of Shareholders. The obligations of Shareholders shall be subject to fulfillment prior to or at the Closing, of each of the following conditions:

(a)  The Company shall have received all of the regulatory, shareholder and other third party consents, permits, approvals and authorizations necessary to consummate the transactions contemplated by this Agreement; and

(b)  The Company shall have complied with Rule 14(f)(1) of the Exchange Act, if required.

(c)  To the extent that the liabilities of the company exceed $25,000 as of the Closing, the Company shareholders shall have satisfied and paid such excess liabilities in full.

7.3  Conditions to Obligations of the Company. The obligations of the Company shall be subject to fulfillment at or prior to or at the Closing, of each of the following conditions:

(a)  Highpower and the Shareholders shall have received all of the regulatory, shareholder and other third party consents, permits, approvals and authorizations necessary to consummate the transactions contemplated by this Agreement; and

(b)  The Shareholders shall have delivered to the Company the share certificates and duly executed instruments of transfer and bought and sold notes from the Shareholders transferring the Highpower Shares to the Company.

13

(c)  All liabilities of the Company up to $25,000 shall be paid directly out of the proceeds of the Equity Financing to the appropriate creditors, which shall include indebtedness owed to the Company shareholders and fees owing to lawyers, accountants and similar parties.

ARTICLE VIII
TERMINATION

8.1  Termination. This Agreement may be terminated at any time before or, at Closing, by:

(a)  The mutual agreement of the Parties;

(b)  Any party if-

(i)  Any provision of this Agreement applicable to a party shall be materially untrue or fail to be accomplished; or

(ii)  Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement;

(c)  Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred.

ARTICLE IX
COVENANTS SUBSEQUENT TO CLOSING

9.1  Registration Rights. The Company shall file, within thirty (30) days after the Closing and at its expense, with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement (the “Initial Registration Statement”) covering the resale of Common Shares held by those persons (and/or their designees) that are shareholders of the Company immediately prior to the Closing (“Pre-Existing Shareholders”), provided that, however, the Company shall not be required to register the Common Shares held by such shareholders who are affiliates of WestPark Capital, Inc. (“WestPark Affiliates”), as specified in Item 10.1 of the Disclosure Schedules, who shall instead receive registration rights to require the Company to file a registration statement (the “Second Registration Statement”) to register such Common Shares within ten (10) days following the end of the six (6) month period that immediately follows the date on which the Company files Initial Registration Statement with the Commission. The Company shall enter into a Registration Rights Agreement acceptable to the WestPark Affiliates with respect to rights described in this Section 9.1. In the event the Second Registration Statement is not timely filed to register the shares held by the WestPark Affiliates, or if the Second Registration Statement is not timely declared effective by the Commission, as described in the Registration Rights Agreement, the Company shall issue to such holders penalty shares (the “Penalty Shares”) equal to one percent (1%) of the shares on a monthly basis until the Second Registration Statement is filed with or declared effective by the Commission, as applicable. However, no Penalty Shares shall be due to the WestPark Affiliates if the Company is using best efforts to cause the Second Registration Statement to be filed and declared effective in a timely manner.

14

9.2  AMEX Listing. The Company shall take reasonable efforts to cause the Company’s securities to be listed on the American Stock Exchange as soon as practicable after the Closing.

ARTICLE X
MISCELLANEOUS

10.1  Survival of Representations, Warranties and Agreements. Each of the Parties hereto is executing and carrying out the provisions of this Agreement in reliance upon the representations, warranties and covenants and agreements contained in this agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein. Except as specifically set forth in this Agreement, representations and warranties and statements made by a party to in this Agreement or in any document or certificate delivered pursuant hereto shall not survive the Closing Date, and no claims made by virtue of such representations, warranties, agreements and covenants shall be made or commenced by any party hereto from and after the Closing Date.

10.2  Access to Books and Records. During the course of this transaction through Closing, each party agrees to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each party as to the business, financial and legal condition of each other for the purpose of determining the desirability of consummating the proposed transaction. The Parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement any information or documentation obtained in connection with any such investigation.

10.3  Further Assurances. If, at any time after the Closing, the parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the merger in accordance with the terms of this agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the parties hereto, the Parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors the parties are fully authorized to take any and all such action.

10.4  Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

15

Attention:

If to the Shareholders and Highpower:

Hong Kong Highpower Technology Company Limited
c/o Shenzhen Highpower Technology Co., Ltd.
Bldg A1, A2 Luoshan Industrial Zone Shanxia,
Pinghu, Longgang, Shenzhen, Guangdong
China 518111
Attention: Mr. George Pan

With a copy to:

Kirkpatrick & Lockhart Preston Gates Ellis LLP
10100 Santa Monica Blvd., Seventh Floor
Los Angeles, California 90067
Attn: Thomas J. Poletti, Esq.
Fax.: (310) 552-5001

If to the Company:

SRKP 11, Inc.
1900 Avenue of the Stars, Suite 310
Los Angeles, CA 90067
Attn: Richard Rappaport
Fax: (310) 843-9304

10.5  Entire Agreement. This Agreement, the Disclosure Schedules and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the Parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the Parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

10.6  Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

16

10.7  Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Delaware are applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

10.8  Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.9  Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement. The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

10.10  Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

[SIGNATURE PAGE FOLLOWS]

17

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.

SRKP 11, INC.

By:     /s/ Richard Rappaport
Name:     Richard Rappaport
Title:      President

HONG KONG HIGHPOWER TECHNOLOGY COMPANY LIMITED

By:        /s/ Pan Dang Yu
Name:     Pan Dang Yu
Title:

[SIGNATURE PAGES FOR SHAREHOLDERS FOLLOW]

18

HONG KONG HIGHPOWER TECHNOLOGY COMPANY LIMITED
SHAREHOLDERS’ SIGNATURE PAGE TO

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Pan Dangyu
(Signature)
Pan Dangyu
(Type or print name)

Pan Dangyu
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     185,000

1

HONG KONG HIGHPOWER TECHNOLOGY COMPANY LIMITED
SHAREHOLDERS’ SIGNATURE PAGE TO

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Li Wen Liang
(Signature)
Li Wen Liang
(Type or print name)

Li Wen Liang
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     110,000

2

HONG KONG HIGHPOWER TECHNOLOGY COMPANY LIMITED
SHAREHOLDERS’ SIGNATURE PAGE TO

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Ma Wenwei
(Signature)
Ma Wenwei
(Type or print name)

Ma Wenwei
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     50,000

3

HONG KONG HIGHPOWER TECHNOLOGY COMPANY LIMITED
SHAREHOLDERS’ SIGNATURE PAGE TO

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Kaiman Li
(Signature)
Kaiman Li
(Type or print name)

Kaiman Li
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     10,000

4

HONG KONG HIGHPOWER TECHNOLOGY COMPANY LIMITED
SHAREHOLDERS’ SIGNATURE PAGE TO

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Qiu Yuzhi
(Signature)
Qiu Yuzhi
(Type or print name)

Qiu Yuzhi
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     10,350

5

HONG KONG HIGHPOWER TECHNOLOGY COMPANY LIMITED
SHAREHOLDERS’ SIGNATURE PAGE TO

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Xiao Wenjia
(Signature)
Xiao Wenjia
(Type or print name)

Xiao Wenjia
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     9,000

6

HONG KONG HIGHPOWER TECHNOLOGY COMPANY LIMITED
SHAREHOLDERS’ SIGNATURE PAGE TO

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Zhong Cheng
(Signature)
Zhong Cheng
(Type or print name)

Zhong Cheng
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     1,750

7

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Gong Haiguan
(Signature)
Gong Haiguan
(Type or print name)

Gong Haiguan
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     800

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Wang Yuanfei
(Signature)
Wang Yuanfei
(Type or print name)

Wang Yuanfei
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     800

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Chen Dong
(Signature)
Chen Dong
(Type or print name)

Chen Dong
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     800

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Qiu Yu
(Signature)
Qiu Yu
(Type or print name)

Qiu Yu
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     3,000

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Liu Wenxin
(Signature)
Liu Wenxin
(Type or print name)

Liu Wenxin
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     2,500

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Kong Lingkun
(Signature)
Kong Lingkun
(Type or print name)

Kong Lingkun
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     5,000

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Liao XingQun
(Signature)
Lia XingQun
(Type or print name)

Liao XingQun
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     2,500

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Weng Heng
(Signature)
Weng Heng
(Type or print name)

Weng Heng
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     2,500

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Guo Yujie
(Signature)
Guo Yujie
(Type or print name)

Guo Yujie
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     2,500

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Su Yangxiang
(Signature)
Su Yangxiang
(Type or print name)

Su Yangxiang
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     500

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Han Xiaohui
(Signature)
Han Xiaohui
(Type or print name)

Han Xiaohui
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     500

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Zhang Dehui
(Signature)
Zhang Dehui
(Type or print name)

Zhang Dehui
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     2,500

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Gan Yong Zhong
(Signature)
Gan Yong Zhong
(Type or print name)

Gan Yong Zhong
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     1,750

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Zhuo Dagao
(Signature)
Zhuo Dagao
(Type or print name)

Zhuo Dagao
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     950

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Pu Lixiang
(Signature)
Pu Lixiang
(Type or print name)

Pu Lixiang
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     1,750

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Huang Renhua
(Signature)
Huang Renhua
(Type or print name)

Huang Renhua
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     750

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Gu Yongqiang
(Signature)
Gu Yongqiang
(Type or print name)

Gu Yongqiang
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     750

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Pan Xiaoling
(Signature)
Pan Xiaoling
(Type or print name)

Pan Xiaoling
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     5,000

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Tang Dongfang
(Signature)
Tang Dongfang
(Type or print name)

Tang Dongfang
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     5,000

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Yin Zhauhao
(Signature)
Yin Zhauhao
(Type or print name)

Yin Zhauhao
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     5,000

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Li Xiang Li
(Signature)
Li Xiang Li
(Type or print name)

Li Xiang Li
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     2,500

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Wu Yue
(Signature)
Wu Yue
(Type or print name)

Wu Yue
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     800

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Cheng Jiang
(Signature)
Cheng Jiang
(Type or print name)

Cheng Jiang
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     1,750

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Tang Suiming
(Signature)
Tang Suiming
(Type or print name)

Tang Suiming
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     2,500

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Wang Li Hua
(Signature)
Wang Li Hua
(Type or print name)

Wang Li Hua
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     20,000

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Dang Yu Pan
(Signature)
Advance Pride International Limited
(Type or print name)

Advance Pride International Limited
(Type or print name as it should appear on certificate, if different)
Address: P.O. Box 957 Offshore Incorporation Centre, Road Town Tortola, British Virgin Islands
Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     20,000

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Xu Jian Bin
(Signature)
Xu Jian Bin
(Type or print name)

Xu Jian Bin
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     1,500

SHARE EXCHANGE AGREEMENT

Dated October __, 2007

Among SRKP 11, Inc.,
Hong Kong Highpower Technology Company Limited, and
The Shareholders of Hong Kong Highpower Technology Company Limited

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Li Xiangbing
(Signature)
Li Xiangbing
(Type or print name)

Li Xiangbing
(Type or print name as it should appear on certificate, if different)
Address: [PERSONAL ADDRESS] Telephone: (__) _________________ Facsimile: (__) __________________

Number of Highpower Shares Held:     30,000

EXHIBIT A

FORM OF OPINION LETTER

SCHEDULE I
SHAREHOLDERS AND COMPANY SHARES

Name	Number of Company Shares
PAN Dangyu (潘党育)	5,475,381
LI Wenliang (李文良)	3,255,632
MA Wenwei (马文威)	1,479,835
LI Kai Man (李啟文)	295,967
QIU Yuzhi (邱瑜之)	306,325
XIAO Wenjia (肖文佳)	266,370
ZHONG Cheng (钟铖)	51,794
GONG Haiguan (龚海官)	23,677
WANG Yuanfei (王远飞)	23,677
CHEN Dong (陈冬)	23,677
QIU Yu (邱渝)	88,790
LIU Wenxin (刘文新)	73,992
KONG Lingkun (孔令坤)	147,983
LIAO Xingqun (廖兴群)	73,992
WEN Heng (温恒)	73,992
GUO Yujie (郭玉杰)	73,992
SU Yangxiang (苏养湘)	14,798
HAN Xiaohui (韩晓辉)	14,798
ZHANG Dehui (张德辉)	73,992
GAN Yongzhong (甘永忠)	51,794
ZHUO Dagao (卓达高)	28,117
PU Lixiang (蒲立湘)	51,794
HUANG Renhua (黄仁华)	22,197
GU Yongqiang (郭勇强)	22,197
PAN Xiaoling (潘小玲)	147,983
TANG Dongfang (汤东方)	147,983
YIN Zhouhao (尹周浩)	147,983
LI Xiangli (李向丽)	73,992
WU Yue (吴越)	23,677
CHEN Jiang (陈江)	51,794
TANG Suiming (唐岁明)	73,992
WANG Lihua (王立华)	443,950
WANG Lihua (王立华)	147,983
Advance Pride International Limited (晉豪國際有限公司)	591,933
XU Jianbin (许建滨)	44,395
LI Xiangbing	887,900
TOTAL	14,798,328

SCHEDULE II
SHAREHOLDERS AND HIGHPOWER SHARES

Name	Number of Highpower Shares
PAN Dangyu (潘党育)	185,000
LI Wenliang (李文良)	110,000
MA Wenwei (马文威)	50,000
LI Kai Man (李啟文)	10,000
QIU Yuzhi (邱瑜之)	10,350
XIAO Wenjia (肖文佳)	9,000
ZHONG Cheng (钟铖)	1,750
GONG Haiguan (龚海官)	800
WANG Yuanfei (王远飞)	800
CHEN Dong (陈冬)	800
QIU Yu (邱渝)	3,000
LIU Wenxin (刘文新)	2,500
KONG Lingkun (孔令坤)	5,000
LIAO Xingqun (廖兴群)	2,500
WEN Heng (温恒)	2,500
GUO Yujie (郭玉杰)	2,500
SU Yangxiang (苏养湘)	500
HAN Xiaohui (韩晓辉)	500
ZHANG Dehui (张德辉)	2,500
GAN Yongzhong (甘永忠)	1,750
ZHUO Dagao (卓达高)	950
PU Lixiang (蒲立湘)	1,750
HUANG Renhua (黄仁华)	750
GU Yongqiang (郭勇强)	750
PAN Xiaoling (潘小玲)	5,000
TANG Dongfang (汤东方)	5,000
YIN Zhouhao (尹周浩)	5,000
LI Xiangli (李向丽)	2,500
WU Yue (吴越)	800
CHEN Jiang (陈江)	1,750
TANG Suiming (唐岁明)	2,500
WANG Lihua (王立华)	15,000
WANG Lihua (王立华)	5,000
Advance Pride International Limited (晉豪國際有限公司)	20,000
XU Jianbin (许建滨)	1,500
LI Xiangbing	30,000
TOTAL	500,000

SCHEDULE III
SHARES FOR CANCELLATION

Name	Number of Shares to be Cancelled
Debbie Schwartzberg	920,377
Richard Rappaport	920,377
Glenn Krinsky	127,830
Charles Frisco	127,830
Tony Pintsoupolos	383,490
Kevin DePrimio	51,132
Jason Stern	25,566
TOTAL	2,556,602

ITEM 3.5

COMPLIANCE WITH LAW

The environmental approval originally issued by the Shenzhen Environment Protection Bureau Longgang Bureau on September 18, 2002 (No. Shen Long Huan Pi [2002] 71397) (“Environmental Approval”) expired on September 18, 2007. Neither the Company nor the Subsidiary has acquired a renewed environmental approval.

The Company’s output of Nickel Metal Hydride rechargeable batteries during the years 2004, 2005, and 2006 and 2007 through August 31, 2007 exceeded the output limit approved by the Environmental Approval.

The Company has four plant premises that were not included in the Environmental Approval.

The Company does not believe that any of the foregoing will have a material adverse impact on the Company’s business or operations.

ITEM 3.6

LITIGATION

On August 20, 2007, the Subsidiary was named as a defendant, along with several other defendants, in a lawsuit brought by plaintiff Energizer S.A. in the Southern District of New York.

ITEM 10.1

WESTPARK AFFILIATES

Richard Rappaport
Anthony C. Pintsopoulos
Kevin DePrimio
Jason Stern